                       WAIVER, RELEASE AND SUBSTITUTION
                       --------------------------------

     This WAIVER, RELEASE AND SUBSTITUTION made as of February 17, 1997, by and between Destec Energy, Inc., a Delaware corporation ("Destec"), The Dow Chemical Company, a Delaware corporation ("TDCC") and NGC Corporation, a Delaware corporation ("NGC").

                                  RECITALS

     A. Destec entered into certain Compensation Adjustment Agreements dated November 1, 1991 (the "Compensation Adjustment Agreements");

     B. TDCC gave Destec a Guaranty, dated December 18, 1991 (the "Guaranty"), whereby TDCC agreed to guarantee the performance of Destec of its covenants and agreements under the Compensation Adjustment Agreements;

     C. TDCC has entered into an Agreement and Plan of Merger, dated February 17, 1997, with NGC, Destec and NGC Acquisition Corporation II (the "Acquisition Agreement") whereby NGC has agreed to acquire TDCC's interest in Destec (the "Acquisition");

     D. In connection with the Acquisition, TDCC desires to be released from all of its obligations under or in connection with the Guaranty;

     E. In connection with the Acquisition Agreement, NGC has agreed to be substituted in TDCC's stead, to assume all of TDCC's obligations under or in connection with the Guaranty and to indemnify TDCC for any and all liability which may arise under or in connection with said Guaranty;

     F. In accordance with the terms and conditions of this Waiver, Release And Substitution, Destec consents to the substitution of NGC in TDCC's stead and the assumption by NGC of all of TDCC's obligations under or in connection with the Guaranty; and

     G. In accordance with the terms and conditions of the Guaranty, Destec and NGC give the waiver and release set forth in this Waiver, Release And Substitution.

     NOW, THEREFORE, in consideration of the premises and the respective undertakings of the parties set forth below and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:


1.   SUBSTITUTION

     Effective as of the Effective Time as that term is defined in the Acquisition Agreement, NGC is hereby substituted in TDCC's stead and agrees to assume all of TDCC's rights and obligations under or in connection with the Guaranty.

2.   INDEMNIFICATION

     As of the Effective Time, NGC on its own behalf and on behalf of its successors and assigns, hereby agrees to indemnify and hold harmless TDCC, its successors and assigns, and each of its officers, shareholders, directors, partners, agents and employees, and their respective successors and assigns (each "Indemnified Party" and collectively the "Indemnified Parties"), and shall not seek contribution from TDCC, or any of the Indemnified Parties, for any cost, damage, loss, liability, obligation, penalty, claim, action, suit or expense, including attorneys' fees, imposed, asserted or incurred in connection with any and all claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, liquidated or unliquidated, whether arising heretofore or hereafter, based upon any actual or alleged fiduciary or other duty or obligation to Destec, the individuals with whom Destec entered into Compensation Adjustment Agreements, or either of their respective successors or assigns, whether based upon common law, statute, or otherwise, in connection with the obligations set forth in the Guaranty.

3.   CONSENT TO SUBSTITUTION

     As of the Effective Time, Destec on its own behalf and on behalf of its successors and assigns, hereby consents to the substitution of NGC in TDCC's stead and the assumption by NGC of all of TDCC's obligations, under or in
connection with the Guaranty.   After the date this Agreement is signed,
Destec and NGC will use reasonable best efforts to obtain the written consent of the Destec employees with Compensation Adjustment Agreements still covered by the Guaranty as of the date of this Agreement, which individuals are listed on Schedule A.

4.   WAIVER AND RELEASE

     As of the Effective Time, Destec and NGC on their own behalf and on behalf of their successors and assigns, hereby release and discharge TDCC, its successors and assigns, and each of its officers, shareholders, directors, partners, agents and employees, and their respective successors and assigns (each a "Released Party" and collectively the "Released Parties"), from any and all claims, rights, demands, actions, suits, causes of action, damages, counterclaims, defenses, losses, costs, obligations, liabilities and expenses of every kind or nature, including attorney's fees, known or unknown, suspected or unsuspected, fixed or contingent, foreseen or unforeseen, liquidated or unliquidated, whether arising heretofore or hereafter, based upon any actual or alleged fiduciary or other duty or obligation to Destec, the individuals with whom Destec entered into Compensation Adjustment Agreements, or either of their respective successors or assigns, whether based upon common law, statute, or otherwise, in connection with the obligations set forth in the Guaranty;

5.   MISCELLANEOUS

     A. Amendment and Modification: Any amendment or modification made to this Waiver, Release And Substitution must be so made in a writing signed by all the parties.

     B. Successors and Assigns: This Waiver, Release And Substitution and the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of Destec, NGC and TDCC.

     C. No Third-Party Beneficiaries: Except as otherwise expressly provided nothing in this Waiver, Release And Substitution, expressed or implied, is intended to confer any rights or remedies upon any person or entity, other than the parties hereto, the Indemnified Parties and the Released Parties.

     D. Counterparts: This Waiver, Release And Substitution may be executed in one or more counterparts, all of which together shall constitute one agreement binding on all parties to this Waiver, Release And Substitution.

     E. Applicable Law: This Waiver, Release And Substitution shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, the undersigned, intending to be bound hereby, have duly executed this Waiver, Release And Substitution as of the day and year first above written.

                               DESTEC ENERGY, INC.,
                               a Delaware corporation

                               By:  /s/ Enrique M. Larroucau
                                   -----------------------------------------
                               Name:   Enrique M. Larroucau
                               Title:  Senior Vice President, Chief
                                       Financial Officer and Treasurer

                               THE DOW CHEMICAL COMPANY,
                               a Delaware Corporation

                               By:  /s/ B.G. Taylorson
                                   -----------------------------------------
                               Name:   B.G. Taylorson
                               Title:  Corporate Director, Mergers &
                                       Acquisitions

                               NGC CORPORATION
                               a Delaware corporation

                               By:  /s/ Kenneth E. Randolph
                                   -----------------------------------------
                               Name:   Kenneth E. Randolph
                               Title:  Senior Vice President and
                                       General Counsel

                                  SCHEDULE A

          P.A. Agnew                               J.J. Stauffacher

          B.L. Audish                              K.W. Moser

          F.E. Bozeman                             D.K. Livingstone

          B.E. Ybarguen                            E.P. Hermann

          M.D. Thomas                              L.D. Garman

          D.G. Sundstrom                           C. Goff

     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        P.A. Agnew

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        B.L. Audish

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        F.E. Bozeman

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        B.E. Ybarguen

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.


                                     By:
                                        --------------------------------------
                                        M.D. Thomas

                                     Date:

     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        D.G. Sundstrom

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                       J.J. Stauffacher

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                         K.W. Moser

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        D.K. Livingstone

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        E.P. Hermann

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        L.D. Garman

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        E.L. Spencer

                                     Date:


     IN WITNESS WHEREOF, the undersigned, consents to the Waiver, Release And Substitution by and between Destec Energy, Inc., The Dow Chemical Company and NGC Corporation made as of February 17, 1997.

                                     By:
                                        --------------------------------------
                                        C.F. Goff

                                     Date: